Exhibit 99.1

LETTER OF TRANSMITTAL

FOR 6.820% DOLLAR NOTES DUE NOVEMBER 15, 2037

American International Group, Inc.

Offer to Exchange up to

$256,161,000 Registered 6.820% Dollar Notes due November 15, 2037 For Any and All

Outstanding 6.820% Dollar Notes due November 15, 2037

€420,975,000 Registered 6.797% Euro Notes due November 15, 2017 For Any and All

Outstanding 6.797% Euro Notes due November 15, 2017

£662,222,000 Registered 6.765% Sterling Notes due November 15, 2017 For Any and All

Outstanding 6.765% Sterling Notes due November 15, 2017

Pursuant to the Prospectus Dated                     , 2012

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON                     , 2012 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OR, IF NOT YET ACCEPTED FOR EXCHANGE, AFTER THE EXPIRATION OF FORTY BUSINESS DAYS FROM THE COMMENCEMENT OF THE EXCHANGE OFFER.

The Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Mail, Hand Delivery or Overnight Courier: 65 Broadway — Suite 404 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission: (212) 430-3775/3779 Attention: Corporate Actions Confirm by Telephone (212) 430-3774

For Information, Call: (212) 430-3774 or (866) 857-2200

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

The undersigned acknowledges receipt of the prospectus dated                     , 2012 (the “Prospectus”) of American International Group, Inc. (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $256,161,000 aggregate principal amount of its 6.820% Dollar Notes due November 15, 2037 (the “New Dollar Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equivalent principal amount of its outstanding 6.820% Dollar Notes due November 15, 2037 (the “Old Dollar Notes”), €420,975,000 aggregate principal amount of its 6.797% Euro Notes due November 15, 2017 (the “New Euro Notes”), which have been registered under the Securities Act, for an equivalent principal amount of its outstanding 6.797% Euro Notes due November 15, 2017 (the “Old Euro Notes”), and £662,222,000 aggregate principal amount of its 6.765% Sterling Notes due November 15, 2017 (the “New Sterling Notes”), which have been registered under the Securities Act, for an equivalent principal amount of its outstanding 6.765% Sterling Notes due November 15, 2017 (the “Old Sterling Notes”). The New Dollar Notes, New Euro Notes and New Sterling Notes are collectively referred to herein as the “New Notes” and the Old Dollar Notes, Old Euro Notes and Old Sterling Notes are collectively referred to herein as the “Old Notes.”

The Company has filed a registration statement to register the New Notes under the Securities Act. The Company will not accept for exchange any Old Notes until the registration statement has become effective under the Securities Act.

Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Prospectus, holders of Old Dollar Notes who validly tender and who do not validly withdraw Old Dollar Notes at or prior to the Expiration Date will receive an equivalent principal amount of New Dollar Notes. Holders of Old Dollar Notes may tender only in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof.

Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus. Unless otherwise mentioned or unless the context requires otherwise, all references in this Letter of Transmittal to the “Company”, “AIG”, “we”, “our”, “us” and similar references mean American International Group, Inc. and its subsidiaries.

This Letter of Transmittal is to be used by holders of Old Dollar Notes if Old Dollar Notes are to be tendered by effecting a book-entry transfer into the account of the Exchange Agent, Global Bondholder Services Corporation (the “Exchange Agent”), at The Depository Trust Company (the “Depositary” or “DTC”) and instructions are not being transmitted through the Automated Tender Offer Program (“ATOP”). If a holder of Old Dollar Notes is tendering by effecting a book-entry transfer to the Exchange Agent’s account at DTC through ATOP procedures, such holder does not need to use, but shall be bound by, this Letter of Transmittal. Unless a holder of Old Dollar Notes intends to transfer its Old Dollar Notes through ATOP procedures, such holder should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Old Dollar Notes specified herein, to indicate the action it desires to take with respect to the Exchange Offer.

Holders desiring to tender Old Dollar Notes pursuant to ATOP must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC. For a description of certain procedures to be followed in order to tender Old Dollar Notes through ATOP, please see “The Exchange Offer — Procedures for Tendering Old Notes Held through DTC” in the Prospectus and the instructions to this Letter of Transmittal.

The undersigned hereby tenders the Old Dollar Notes described in the box entitled “Description of Old Dollar Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Dollar Notes covered by this Letter of Transmittal. For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Old Dollar Notes credited to its DTC account. Any beneficial owner whose Old Dollar Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Dollar Notes promptly and instruct such registered holder of Old Dollar Notes to tender on behalf of the beneficial owner.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal, unless otherwise specified herein. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the “Terms and Conditions.”

No action has been or will be taken in any jurisdiction that would permit a public offering of the New Dollar Notes in any jurisdiction where action for such purpose is required. See “Notice to Certain Non-U.S. Holders” in the Prospectus for more information.

In order to effect a valid tender of Old Dollar Notes using this Letter of Transmittal, a holder of Old Dollar Notes must (i) complete the box entitled “Description of Old Dollar Notes,” (ii) if appropriate, check and complete the boxes relating to Prospectus Copies and Special Delivery Instructions, (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here,” and (iv) complete and sign the attached Substitute Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Old Dollar Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Old Dollar Notes wishes to tender for exchange less than all of such holder’s Old Dollar Notes, column (3) in the box entitled “Description of Old Dollar Notes” must be completed in full. See also Instruction 5.

New Dollar Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

DESCRIPTION OF OLD DOLLAR NOTES
(1)	(2)	(3)
Name(s) and Address(es) of Registered Holder(s) of Old Dollar Notes (Please fill in)	Aggregate Principal Amount	Principal Amount Tendered for Exchange (only if different amount from Column (2)) (Must be in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof) (1)

1.      Column (3) need not be completed by holders of Old Dollar Notes who wish to tender for exchange the principal amount of Old Dollar Notes listed in column (2). Completion of column (3) will indicate that the holder of Old Dollar Notes wishes to tender for exchange only the principal amount of Old Dollar Notes indicated in column (3).

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW DOLLAR NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW DOLLAR NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW DOLLAR NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER — TERMS OF THE EXCHANGE OFFER” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW DOLLAR NOTES:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING, DOES NOT INTEND TO PARTICIPATE AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE, IN THE DISTRIBUTION OF THE NEW DOLLAR NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW DOLLAR NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD DOLLAR NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL COMPLY WITH ALL APPLICABLE PROSPECTUS DELIVERY OBLIGATIONS IN CONNECTION WITH ANY RESALE OF SUCH NEW DOLLAR NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6 and 7)

To be completed ONLY if Old Dollar Notes in the principal amount not accepted by the Company are to be returned or issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Description of Old Dollar Notes.”

Please return or issue Old Dollar Notes not accepted, to:

Name of DTC Participant:

DTC Participant Account Number:

Contact at DTC Participant:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by American International Group, Inc. (the “Company”) upon the terms and subject to the conditions set forth in the prospectus dated                     , 2012 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $256,161,000 aggregate principal amount of its 6.820% Dollar Notes due November 15, 2037 (the “New Dollar Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equivalent principal amount of its outstanding 6.820% Dollar Notes due November 15, 2037 (the “Old Dollar Notes”), €420,975,000 aggregate principal amount of its 6.797% Euro Notes due November 15, 2017 (the “New Euro Notes”), which have been registered under the Securities Act, for an equivalent principal amount of its outstanding 6.797% Euro Notes due November 15, 2017 (the “Old Euro Notes”), and £662,222,000 aggregate principal amount of its 6.765% Sterling Notes due November 15, 2017 (the “New Sterling Notes”), which have been registered under the Securities Act, for an equivalent principal amount of its outstanding 6.765% Sterling Notes due November 15, 2017 (the “Old Sterling Notes”). The New Dollar Notes, New Euro Notes and New Sterling Notes are collectively referred to herein as the “New Notes” and the Old Dollar Notes, Old Euro Notes and Old Sterling Notes are collectively referred to herein as the “Old Notes.”

The undersigned understands and agrees that the Company has filed a registration statement to register the New Notes under the Securities Act and will not accept for exchange any Old Notes until the registration statement has become effective under the Securities Act.

The Company’s obligation to complete the Exchange Offer is conditioned upon the satisfaction of the conditions as set forth in the Prospectus. If the Exchange Offer is consummated, the New Dollar Notes will be issued under the Indenture, dated as of October 12, 2006, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, and the Eighth Supplemental Indenture, dated as of December 3, 2010 (as so supplemented, the “Base Indenture”), and the Thirteenth Supplemental Indenture, dated as of November 15, 2011 (the Base Indenture so supplemented by the Thirteenth Supplemental Indenture, the “Dollar Notes Indenture”).

The undersigned hereby tenders to the Company the aggregate principal amount of Old Dollar Notes indicated in the table above entitled “Description of Old Dollar Notes.”

The undersigned understands that the Old Dollar Notes validly tendered and not withdrawn (or defectively tendered Old Dollar Notes with respect to which defect the Company has, or has caused it to be, waived) will be deemed to have been accepted by the Company if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Old Dollar Notes accepted by the Company in accordance with such Terms and Conditions will be exchanged for an equivalent principal amount of New Dollar Notes. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Old Dollar Notes tendered. If any Old Dollar Notes are not accepted for exchange for any reason (or if Old Dollar Notes are validly withdrawn), such unexchanged (or validly withdrawn) Old Dollar Notes will be returned without expense to the undersigned’s account at The Depository Trust Company (the “Depositary” or “DTC”) or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

By executing and delivering this Letter of Transmittal (or agreeing to the Terms and Conditions pursuant to an agent’s message) and subject to and effective upon acceptance for exchange of the Old Dollar Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Exchange Offer and Registration Rights Agreement, dated as of November 15, 2011, among the Company and the Dealer Managers (as defined therein), (ii) irrevocably agrees to sell, assign and transfer to or upon the order of the Company or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Old Dollar Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against the Company or any fiduciary, trustee, fiscal agent or other person connected with the Old Dollar Notes arising under, from or in connection with such Old Dollar Notes, (iii) hereby appoints Global Bondholder Services Corporation (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Dollar Notes with respect to such Old Dollar Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (w) deliver such Old Dollar Notes or transfer ownership of such Old Dollar Notes on the account books maintained by the Depositary together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (x) present such Old Dollar Notes for transfer on the register, (y) take any action necessary to transfer such Old Dollar Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Dollar Notes, including receipt of New Dollar Notes issued in exchange therefor and transfer such New Dollar Notes to the holder, all in accordance with the Terms and Conditions of the Exchange Offer, (iv) waives any and all rights with respect to the Old Dollar Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Dollar Notes and the Dollar Notes Indenture), (v) releases and discharges the Company and the Trustee under the Dollar Notes Indenture from any and all claims the undersigned may have, now or in the future, arising out of or related to the Old Dollar Notes tendered hereby, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Dollar Notes tendered hereby (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any repurchase, redemption or defeasance of the Old Dollar Notes tendered hereby and (vi) agrees that the delivery and surrender of the Old Dollar Notes is not effective, and the risk of loss of the Old Dollar Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (a) a properly completed and duly executed Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or (b) a properly transmitted agent’s message.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Dollar Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The undersigned acknowledges that the Company’s acceptance of Old Dollar Notes validly tendered for exchange pursuant to any of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions in this Letter of Transmittal and acceptance of such Old Dollar Notes by the Company will, following the Expiration Date, constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the Terms and Conditions.

The undersigned, by executing and delivering this Letter of Transmittal (or agreeing to the Terms and Conditions pursuant to an agent’s message), hereby represents, warrants and agrees that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Dollar Notes tendered, and (ii) when such Old Dollar Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Dollar Notes tendered for exchange hereby.

The undersigned, by executing and delivering this Letter of Transmittal (or agreeing to the Terms and Conditions pursuant to an agent’s message), hereby further represents, warrants and agrees that (i) the New Dollar Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Dollar Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Dollar Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to below) is participating, intends to participate or has any arrangement or understanding with any person to participate, in the distribution of the New Dollar Notes within the meaning of the Securities Act, (iii) the undersigned and each person receiving any New Dollar Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the New Dollar Notes (x) must comply with all applicable registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Dollar Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988), as interpreted in the Commission’s no-action letter to Shearman & Sterling dated July 2, 1993, or similar no-action letters, (iv) the undersigned and each person receiving any New Dollar Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement, (v) neither the undersigned nor any person receiving any New Dollar Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act and (vi) the undersigned is not acting on behalf of someone who cannot truthfully and completely make such representations.

If the undersigned is a broker-dealer that will receive New Dollar Notes for its own account in exchange for Old Dollar Notes that it acquired as a result of market-making or other trading activities, it acknowledges that it will comply with all applicable prospectus delivery obligations in connection with any resale of such New Dollar Notes received in respect of such Old Dollar Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

You, the undersigned, by executing and delivering this Letter of Transmittal (or agreeing to the Terms and Conditions pursuant to an agent’s message), hereby further represent, warrant and agree that:

i.

All authority conferred or agreed to be conferred pursuant to your acknowledgements, agreements, representations, warranties, undertakings and directions, and all of your obligations shall be binding upon your successors, assigns, heirs, executors, trustees in bankruptcy and legal representatives, and shall not be affected by, and shall survive, your death or incapacity.

ii.

You understand that the Company may, at its sole discretion, extend, re-open, amend, waive any condition of or terminate the Exchange Offer at any time, and that in the event of a termination of the Exchange Offer, the relevant Old Dollar Notes will be returned to the holder.

iii.

None of the Company or the Exchange Agent, or any of their respective directors or employees, has given you any information with respect to the Exchange Offer save as expressly set out in the Prospectus nor has any of them made any recommendation to you as to whether you should offer Old Dollar Notes for exchange in the Exchange Offer and you have made your own decision with regard to offering Old Dollar Notes for exchange in the Exchange Offer based on any legal, tax or financial advice you have deemed necessary to seek.

iv.

You are not a person to whom it is unlawful to make an offer or solicitation pursuant to the Exchange Offer under applicable securities laws of your jurisdiction, you have not distributed or forwarded the Prospectus, this Letter of Transmittal or any other documents or materials relating to the Exchange Offer to any such person and you have (before tendering the Old Dollar Notes for exchange) complied with all laws and regulations applicable to you for the purposes of your participation in the Exchange Offer.

v.

Either (x) you are not a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA,” and each such plan, a “Plan”), a Plan or any entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity (a “Plan Asset Entity”) or an employee benefit plan that is a governmental plan (as defined in

Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) (“Non-ERISA Arrangements”) and are not acquiring or holding the New Dollar Notes on behalf of or with the assets of any Plan, a Plan Asset Entity or Non-ERISA Arrangement or (y) neither the acquisition nor the holding of the New Dollar Notes will constitute a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended or under any similar provisions under applicable federal, state, local, non-U.S or other laws.

vi.	You are located outside of Austria or, if you are located or resident in Austria, you are a qualified investor as defined by Section 3 numeral 11 of the Austrian Capital Market Act.

vii.

You are located outside of Denmark or, if you are located or resident in Denmark, the offer to you will not be considered a marketing of New Dollar Notes in Denmark or an offer of the New Dollar Notes to the public in Denmark within the meaning of the Danish Securities Trading Act or any Executive Orders issued pursuant thereto.

viii.

You are located outside of France or, if you are located or resident in France, you are (i) a qualified investor (investisseurs qualifié), as defined in Articles L. 411-2 II of the Code monétaire et financier, and you are acting for your own account or (ii) a person providing investment services relating to portfolio management for the account of third-parties; you acknowledge that no prospectus has been prepared in connection with the offering of the New Dollar Notes that has been approved by the French Autorité des marchés financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the French Autorité des marchés financiers.

ix.

You are located outside of Hong Kong or, if you are located or resident in Hong Kong, you are a professional investor as defined in section 1 of Part 1 of Schedule 1 to the Securities and Future Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder; and you acknowledge that your warranties are required in connection with Hong Kong Laws. You acknowledge that each of the Company, Exchange Agent and other participants in the Exchange Offer and their respective subsidiaries, agents, affiliates and advisers will rely upon the truth, completeness and accuracy of your warranties set out in this section, and you agree to notify the Company and the Exchange Agent promptly in writing if any of your warranties ceases to be true, complete and accurate or if it becomes misleading.

x.

You are located outside Italy or, if you are located in Italy, you are either (i) tendering the Old Dollar Notes for New Dollar Notes having an aggregate nominal amount of at least €50,000 (or its equivalent in another currency) or (ii) a qualified investor (investitore qualificato), as defined pursuant to Article 100 of Legislative Decree No. 58 of 24 February 1998, as amended (the “Financial Services Act”) and Article 34-ter, paragraph 1, letter b) of Commissione Nazionale per le Società e la Borsa (“CONSOB”) Regulation No. 11971 of 14 May 1999, as amended.

xi.

You are located outside of Japan or, if you are located or resident in Japan: (a) you are a qualified institutional investor, as defined in Article 10 of the Ordinance of Cabinet Office Concerning Definitions Provided in Article 2 of the Financial Instruments and Exchange Law of Japan (“QII”); and (b) you have been informed that: (1) the New Dollar Notes have not been and will not be registered under Article 4, Paragraph 1 of the Financial Instruments and Exchange Law of Japan (Law No. 25 of 1948, as amended) (the “FIEL”) since the offering in Japan constitutes the private placement to QIIs under Article 2, Paragraph 3, Item 2-A of the FIEL; and (2) any transfer of the New Dollar Notes is prohibited except where it is transferred to QIIs.

xii.

You are an existing holder of the Old Dollar Notes previously issued by the Company and will not circulate or distribute the Prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the New Dollar Notes, and will not offer or sell or make the subject of an invitation for subscription or purchase, whether directly or indirectly, the New Dollar Notes, to any persons in Singapore other than (i) to existing holders of Old Dollar Notes pursuant to Section 273(1)(cd) of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”) or (ii) pursuant to, and in accordance with, the conditions of an exemption under any provision of Subdivision (4) of Division 1 of Part XIII of the SFA.

xiii.

You are not located or resident in the United Kingdom or, if you are located or resident in the United Kingdom, you are a person falling within the definition of Investment Professionals (as defined in the Order) or within Article 43(2) of the Order, or to whom this prospectus may lawfully be communicated in accordance with the Order.

xiv.	You acknowledge that the Company and the Exchange Agent will rely upon the truth and accuracy of the foregoing acknowledgements, agreements, representations, warranties and undertakings.

The representations and warranties and agreements of a holder tendering Old Dollar Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the settlement date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Old Dollar Notes shall mean any holder that exercises sole investment discretion with respect to such Old Dollar Notes.

The Company expressly reserves the right, in our sole discretion, to:

•	prior to the expiration date, delay accepting any Old Dollar Notes;

•	extend the Exchange Offer;

•

terminate the Exchange Offer if, in our sole judgment, any of the conditions described described under “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus shall not have been satisfied; and

•	amend or waive the terms of the Exchange Offer in any way we determine.

The Company reserves the right (a) to accept for exchange and exchange all Old Dollar Notes validly tendered before the Expiration Date and to keep the relevant Exchange Offer open or extend the Expiration Date to a later date and time as announced by the Company and (b) to waive any or all conditions to any Exchange Offer for Old Dollar Notes tendered before the Expiration Date.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Dollar Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Dollar Notes for exchange may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Delivery Instructions,” please return any Old Dollar Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Delivery Instructions” to transfer any Old Dollar Notes if the Company does not accept for exchange any of the Old Dollar Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Dollar Notes.

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD DOLLAR NOTES HEREBY)

X		Date:
Signature of Registered Holder(s) or Authorized Signatory (See Guarantee Requirement Below)

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and AIG of such person’s authority to so act. See Instruction 1.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE (If Required — See Instruction 1)
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)
Dated: , 2012

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Signatures on this Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures.

For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Old Dollar Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Dollar Notes and the holder(s) has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Old Dollar Notes are tendered for the account of an “eligible institution.”

An “eligible institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in Rule 17Ad-15):

a)	a bank;

b)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

c)	a credit union;

d)	a national securities exchange, registered securities association or clearing agency; or

e)	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Old Dollar Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

The Company will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Old Dollar Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Old Dollar Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Dollar Notes.

2.	Delivery of this Letter of Transmittal and Old Dollar Notes.

This Letter of Transmittal is to be completed by holders of Old Dollar Notes if Old Dollar Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. If tenders are to be made pursuant to the procedures for delivery by book-entry transfer to the Exchange Agent’s account at DTC through ATOP procedures, such holder does not need to use, but shall be bound by, this Letter of Transmittal. All deliveries of Old Dollar Notes must be made to the account of the Exchange Agent maintained at DTC. A confirmation of a book-entry transfer, the properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Date.

Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Dollar Notes tendered.

THE METHOD OF DELIVERY OF OLD DOLLAR NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD DOLLAR NOTES. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. SEE THE SECTION OF THE PROSPECTUS ENTITLED “THE EXCHANGE OFFER — PROCEDURES FOR TENDERING OLD NOTES HELD THROUGH DTC.” IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Dollar Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Dollar Notes for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Old Dollar Notes” above is inadequate, the principal amounts of the Old Dollar Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

Old Dollar Notes tendered in the Exchange Offer may be validly withdrawn at any time at or prior to the Expiration Date (but not thereafter). The Company may extend the Expiration Date. You may also withdraw tenders of any Old Notes that have not yet been accepted for exchange after the expiration of 40 business days from the commencement of the exchange offer. See “The Exchange Offer — Withdrawal of Tenders” in the Prospectus. Withdrawals of tenders of Old Dollar Notes may not be rescinded, and any Old Dollar Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Dollar Notes will be issued with respect thereto unless the Old Dollar Notes so withdrawn are validly retendered. Properly withdrawn Old Dollar Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering Old Notes Held Through DTC” at any time prior to the Expiration Date.

5.	Partial Tenders.

Tenders of Old Dollar Notes will be accepted only in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Dollar Notes, fill in the principal amount of Old Dollar Notes which are tendered for exchange in column (3) of the box entitled “Description of Old Dollar Notes.” In case of a partial tender for exchange, the untendered principal amount of the Old Dollar Notes will be credited to the Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	Transfer Taxes.

Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Dollar Notes pursuant to the Exchange Offer. If issuance of New Dollar Notes is to be made to, or Old Dollar Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Old Dollar Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Dollar Notes prior to the issuance of the New Dollar Notes.

7.	Special Delivery Instructions.

All Old Dollar Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the box relating to Book-Entry Transfer or, if completed, according to the “Special Delivery Instructions” box in this Letter of Transmittal.

8.	Validity of Tenders.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Old Dollar Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Dollar Notes that are not in proper form or the acceptance of which would, in our opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Dollar Notes. A waiver of any defect or irregularity with respect to the tender of any Old Dollar Notes shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Old Dollar Notes except to the extent we may otherwise so provide. The Company’s interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding on all parties. Tenders of Old Dollar Notes shall not be deemed to have been made until any defects or irregularities have been waived by us or cured within a time period that the Company will determine. Neither the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Dollar Notes, or will incur any liability to you for failure to give any such notice.

9.	Waiver of Conditions.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus.

10.	Requests for Assistance or Additional Copies.

Questions concerning tender procedures and requests for additional copies of this Letter of Transmittal and the Prospectus should be directed to the Exchange Agent at its address or telephone numbers listed in this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Investor Relations at the Company (telephone number — 212-770-6293).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT’S MESSAGE TO THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above

Check appropriate box:  ☐  Individual/Sole proprietor  ☐  C Corporation  ☐  S Corporation  ☐  Partnership  ☐  Trust/estate

☐  Limited Liability Company. Enter the tax classification (C = C Corporation, S = S Corporation, P = Partnership).

☐  Other

Address
City, State, and ZIP Code
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and see the note below.	Social Security Number OR Employer Identification Number
	PART 2 — If you are exempt from backup withholding, please check the box at right.	☐ Exempt Payee

PART 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (see the “General Instructions for Completing Substitute Form W-9” below).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

NOTE:

FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PERCENTAGE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW DOLLAR NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments made to me will be withheld.

Signature	Date

IRS Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this communication or any document referred to herein is not intended or written to be used, and cannot be used by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

GENERAL INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9

All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Purpose of Form

United States federal income tax law generally requires that a U.S. person who receives a reportable payment provide the payer with its correct Taxpayer Identification Number (TIN), which, in the case of a holder who is an individual, is generally the individual’s social security number. If the payer is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding (currently in an amount equal to 28%) of the gross proceeds of any payment received hereunder. If backup withholding results in an overpayment of taxes, a refund may generally be obtained.

You should use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the person requesting it (the requester) and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9. If you are a nonresident alien or foreign entity not subject to backup withholding, you should not use Substitute Form W-9. Instead, you should provide the requester with an appropriate Form W-8. Forms W-8 and instructions for completing Forms W-8 can be obtained at www.irs.gov.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

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You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

Guidelines for Determining the Proper Identification Number to Give the Requester

Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity(4)

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)

You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name.

CAUTION:	A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are generally not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5), (7) through (13), and C Corporations are exempt. Payments over $600 required to be reported and direct sales over $5,000 are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number in Part 1, check the “exempt” box in Part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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